UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

————————————

Sequa Corporation
(Exact name of registrant as specified in its charter)

————————————

Delaware	1-804	13-1885030
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Park Ave.
New York, New York 10166
(Address of principal executive offices)

(212) 986-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

On September 17, 2007, Sequa Corporation (the “Company”) announced that the Company’s stockholders approved the adoption of the definitive merger agreement among the Company, Blue Jay Acquisition Corporation and Blue Jay Merger Corporation, affiliates of The Carlyle Group, at the Company’s Special Meeting of Stockholders.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated September 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007
Sequa Corporation By: /s/ Kenneth J. Binder Kenneth J. Binder Executive Vice President, Finance (Chief Financial Officer)

EXHIBIT INDEX

99.1	Press Release dated September 17, 2007